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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2000
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                              M&T BANK CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    New York
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                 (State or other jurisdiction of incorporation)



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
      001-9861                                         16-0968385
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(Commission File Number)                (I.R.S.Employer Identification No.)
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                     One M&T Plaza, Buffalo, New York       14203
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               (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code: (716) 842-5445
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                                (NOT APPLICABLE)
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          (Former name or former address, if changed since last report)


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Item 5. Other Events.

        On July 10, 2000, M&T Bank Corporation announced that it had entered into a definitive agreement with Premier National Bancorp, Inc. ("Premier"), Lagrangeville, New York, pursuant to which Premier, a bank holding company, will be acquired by M&T Bank Corporation upon the satisfaction of a number of conditions. Upon consummation of the transaction, Premier National Bank, Premier's national bank subsidiary, will be merged into Manufacturers and Traders Trust Company ("M&T Bank"), M&T Bank Corporation's principal commercial bank subsidiary.

        Premier National Bank operates 34 banking offices in 7 counties in New York. At March 31, 2000, Premier reported approximately $1.6 billion in assets. Premier's common stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (File No. 1-13213). Additional information concerning Premier is on file with the Securities and Exchange Commission.

        Each share of Premier common stock outstanding at the time the Merger is consummated (the "Effective Time") will, at the election of the holder thereof, be converted into either that number of shares of common stock of M&T Bank Corporation (and cash in lieu of fractional shares) equal to the quotient of $21 divided by the Market Value (as defined below) of M&T Bank Corporation common stock, or the right to receive $21 in cash as provided in the Agreement and Plan of Merger, dated as of July 9, 2000, by and among Premier, M&T Bank Corporation, and M&T Bank Corporation's wholly owned subsidiary, Olympia Financial Corp. ("Olympia"), providing for the merger of Premier with and into Olympia (the "Plan of Merger"), set forth as Annex A to the Agreement and Plan of Reorganization (the "Reorganization Agreement" and, together with the Plan of Merger, the "Merger Agreements"), dated as of July 9, 2000, by and among M&T Bank Corporation, Premier and Olympia. The "Market Value" of M&T Bank Corporation common stock will be the average, for the 10 trading days immediately preceding the date on which the Effective Time occurs, of the daily average of the high and low prices of such stock on the New York Stock Exchange-Composite Transactions List (as reported by The Wall Street Journal or, if not reported therein, another comparable authoritative source). A copy of the Reorganization Agreement is filed as Exhibit 99.1 hereto and is incorporated herein by reference. Subject to possible adjustments set forth in the Plan of Merger, the total number of shares of Premier common stock to be exchanged for shares of common stock of M&T Bank Corporation shall be 50% of the approximately
15.8 million shares of Premier common stock outstanding on July 7, 2000. Premier shareholder elections to receive shares of common stock of M&T Bank Corporation or cash are subject to the allocation and proration procedures set forth in the Plan of Merger.

        Consummation of the transaction is subject to a number of conditions, including regulatory approvals and the approval of Premier's stockholders. Subject to the

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satisfaction of all conditions, it is anticipated that the transaction will be completed in the first quarter of 2001.

        Following the consummation of the transaction, T. Jefferson Cunningham III, chairman and chief executive officer of Premier will be elected to the boards of directors of M&T Bank Corporation and M&T Bank, and will serve as chairman of M&T Bank's advisory board for the Hudson Valley region. Ten members of Premier's board also will join the regional advisory board.

        Contemporaneous with the execution and delivery of the definitive agreement described above, Premier granted M&T Bank Corporation a stock option (the "Stock Option") to acquire up to 19.9% of the outstanding shares of Premier common stock under certain conditions. A copy of the Stock Option Agreement, dated as of July 9, 2000, by and among M&T Bank Corporation and Premier granting the Stock Option is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

        The press release issued by M&T Bank Corporation and Premier with respect to the announcement of the transaction described herein is filed as
Exhibit 99.3 hereto and incorporated herein by reference. The press release contains forward-looking statements with respect to the financial condition, results of operations and business of M&T Bank Corporation and, assuming the consummation of the merger, a combined M&T Bank Corporation/Premier, including statements relating to the cost savings and accretion to reported earnings that will be realized from the merger. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) expected cost savings from the merger cannot be fully realized or realized within the expected time frame; (2) competitive pressure among depository institutions increases significantly; (3) costs or difficulties related to the integration of the business of M&T Bank Corporation and Premier are greater than expected; (4) changes in the interest rate environment reduce interest margins; (5) generally economic conditions, either nationally or in the states in which the combined company will be doing business, are less favorable than expected; or (6) legislation or regulatory requirements or changes adversely affect the business in which the combined company would be engaged.

        The foregoing descriptions of and references to all of the above-mentioned agreements and documents are qualified in their entirety by reference to the complete texts of the agreements and documents that are filed herewith and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

The following exhibits are filed herewith or incorporated herein by reference:

        Exhibit No.



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
               99.1          Agreement and Plan of Reorganization dated as of July 9,
                             2000, by and among M&T Bank Corporation, Olympia Financial
                             Corp. and Premier National Bancorp, Inc. (including the
                             Plan of Merger as Annex A thereto).

               99.2 Stock Option Agreement dated as of July 9, 2000 by and between M&T Bank Corporation and Premier National Bancorp, Inc.

               99.3          Joint Press Release, dated July 10, 2000.
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                                                              SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              M&T BANK CORPORATION

                                              By: /s/ Michael P. Pinto
                                                  -----------------------------
                                                  Michael P. Pinto
                                                  Executive Vice President and
                                                  Chief Financial Officer
Dated: July 12, 2000


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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Report Dated: July 9, 2000                  Commission File Number: 001-9861
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                              M&T BANK CORPORATION
             (Exact name of registrant as specified in its charter)

                                    EXHIBITS

                                  EXHIBIT INDEX

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
Exhibit No.
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
               99.1          Agreement and Plan of Reorganization dated as of July 9, 2000, by and among M&T Bank Corporation, Olympia Financial Corp. and Premier
                             National Bancorp, Inc. (including the Plan of Merger on Annex A thereto).  Filed herewith.

               99.2 Stock Option Agreement dated as of July 9, 2000 by and between M&T Bank Corporation and Premier National Bancorp, Inc. Filed herewith.

               99.3          Joint Press Release, dated July 10, 2000.  Filed herewith.
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